Derivative financial instruments	12 Months Ended
Dec. 31, 2022
Derivative financial instruments [Abstract]
Derivative financial instruments
Note 9.- Derivative financial instruments

The breakdowns of the fair value amount of the derivative financial instruments as of December 31, 2022 and 2021 are as follows:

	Balance as of December 31, 2022		Balance as of December 31, 2021
	Assets	Liabilities	Assets	Liabilities
Interest rate cash flow hedge	94,192	12,159	9,550	206,763
Foreign exchange derivatives instruments	3,189	-	3,410	-
Notes conversion option (Note 14)	-	4,688	-	16,690
Total	97,381	16,847	12,960	223,453

The derivatives are primarily interest rate cash-flow hedges. All are classified as non-current assets or non-current liabilities, as they hedge long-term financing agreements.

As stated in Note 3 to these Consolidated Financial Statements, the general policy is to hedge variable interest rates of financing agreements using two types of hedging derivatives:

-	Interest rate swaps under which the Company receives the floating leg and pays the fixed leg; and
-	Purchased call options (cap), in exchange of a premium to fix the maximum interest rate cost.

The notional amounts hedged, strikes contracted and maturities, depending on the characteristics of the debt on which the interest rate risk is being hedged, can be diverse. As of December 31, 2022, approximately 92% of the Project debt and 96% of the Corporate debt of the Company either has fixed interest rates or has been hedged with swaps or caps (92% and 99%, respectively, as of December 31, 2021).

The table below shows a breakdown of the maturities of notional amounts of interest rate cash flow hedge derivatives as of December 31, 2022 and 2021.

Notionals	Balance as of December 31, 2022		Balance as of December 31, 2021
	Assets	Liabilities	Assets	Liabilities
Up to 1 year	245,147	47,029	71,386	106,191
Between 1 and 2 years	310,393	102,476	304,930	240,197
Between 2 and 3 years	217,498	112,855	262,973	271,350
Subsequent years	659,186	280,016	217,989	860,777
Total	1,432,224	542,376	857,278	1,478,515

The table below shows a breakdown of the maturity of the fair values of interest rate cash flow hedge derivatives as of December 31, 2022 and 2021:

Fair value	Balance as of December 31, 2022		Balance as of December 31, 2021
	Assets	Liabilities	Assets	Liabilities
Up to 1 year	10,868	(991)	678	(15,039)
Between 1 and 2 years	17,860	(2,189)	1,810	(33,670)
Between 2 and 3 years	12,257	(2,851)	2,268	(39,834)
Subsequent years	53,208	(6,128)	4,794	(118,220)
Total	94,192	(12,159)	9,550	(206,763)

The net amount of the fair value of interest rate derivatives designated as cash flow hedges transferred to the consolidated income statement in 2022 is a loss of $38,187 thousand (loss of $58,292 thousand in 2021 and a loss of $58,381 thousand in 2020).

The after-tax result accumulated in equity in connection with derivatives designated as cash flow hedges at the years ended December 31, 2022 and 2021, amount to a $345,567 thousand gain and a $171,272 thousand gain, respectively.

Additionally, the Company has currency options with leading international financial institutions, which guarantee minimum Euro-U.S. dollar exchange rates. The strategy of the Company is to hedge the exchange rate for the net distributions from its European assets after deducting euro-denominated interest payments and euro-denominated general and administrative expenses. Through currency options, the strategy of the Company is to hedge 100% of its euro-denominated net exposure for the next 12 months and 75% of its euro denominated net exposure for the following 12 months, on a rolling basis. Change in fair value of these foreign exchange derivatives instruments are directly recorded in the consolidated income statement.

Finally, the conversion option of the Green Exchangeable Notes issued in July 2020 (Note 14) is recorded as a derivative with a fair value (liability) of $5 million as of December 31, 2022 ($17 million as of December 31, 2021).